UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012

KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54687	27-1627696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On December 26, 2012, KBS Real Estate Investment Trust III, Inc. (the “Company”) filed a Current Report on Form 8-K dated December 21, 2012 with regard to the acquisition, through an indirect wholly owned subsidiary, of an office building containing 364,366 rentable square feet located on approximately 3.5 acres of land in Irving, Texas (the “Tower on Lake Carolyn”). The Company hereby amends the Form 8-K dated December 21, 2012 to provide the required financial information related to its acquisition of the Tower on Lake Carolyn.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Tower on Lake Carolyn

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2012 (unaudited) and the Year Ended December 31, 2011	F-2
	Notes to the Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2012 (unaudited) and the Year Ended December 31, 2011	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust III, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of September 30, 2012	F-6
	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2012	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011	F-10

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: March 7, 2013	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Real Estate Investment Trust III, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Tower on Lake Carolyn for the year ended December 31, 2011. This statement is the responsibility of the Tower on Lake Carolyn’s management. Our responsibility is to express an opinion on the statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Tower on Lake Carolyn internal control over financial reporting. Accordingly, we express no opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Tower on Lake Carolyn revenues and expenses.
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Tower on Lake Carolyn for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California
March 7, 2013

TOWER ON LAKE CAROLYN
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Nine Months Ended	Year Ended
	September 30, 2012	December 31, 2011
	(unaudited)
Revenues:
Rental income	$4,062	$5,480
Tenant reimbursements	496	571
Parking revenue and other income	160	303
Total revenues	4,718	6,354
Expenses:
Real estate taxes and insurance	1,057	1,409
Utilities	483	710
Repairs and maintenance	353	644
General and administrative	251	331
Cleaning	203	269
Security	122	167
Total expenses	2,469	3,530
Revenues over certain operating expenses	$2,249	$2,824
See accompanying notes.

TOWER ON LAKE CAROLYN
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2012 (unaudited)
and the Year Ended December 31, 2011

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On December 21, 2012, KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”), through an indirect wholly owned subsidiary, acquired from SP III 909 Lake Carolyn Parkway, L.P. an office building containing 364,366 rentable square feet located on approximately 3.5 acres of land in Irving, Texas (the “Tower on Lake Carolyn”). The seller is not affiliated with KBS REIT III or its external advisor, KBS Capital Advisors LLC. The contractual purchase price of the Tower on Lake Carolyn was approximately $46.3 million plus closing costs.
KBS REIT III is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate properties located throughout the United States and real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Tower on Lake Carolyn is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT III expects to incur in the future operations of the Tower on Lake Carolyn. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of the Tower on Lake Carolyn.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2012 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Tower on Lake Carolyn was acquired from an unaffiliated party and (ii) based on due diligence of the Tower on Lake Carolyn by KBS REIT III, management is not aware of any material factors relating to the Tower on Lake Carolyn that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.2 million and decreased rental revenue by $0.1 million for the nine months ended September 30, 2012 (unaudited) and the year ended December 31, 2011, respectively.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

TOWER ON LAKE CAROLYN
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2012 (unaudited)
and the Year Ended December 31, 2011

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2011, the Tower on Lake Carolyn was 74% leased by 45 tenants. For the year ended December 31, 2011, the Tower on Lake Carolyn earned approximately 13% of its rental income from a tenant in the oil and gas industry. As of December 31, 2011, this tenant occupied 36,742 rentable square feet, or approximately 10% of the total rentable square feet. Its lease expires on June 30, 2020, with a one-time five-year extension option. This tenant also has a one-time option to terminate a portion of the lease (4,738 square feet) effective on May 31, 2018, subject to a termination fee.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2011.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2011, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows (in thousands):

2012	$5,161
2013	5,615
2014	5,048
2015	4,478
2016	3,764
Thereafter	7,534
$31,600

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out or is leased out at a lower rental rate, the total amount of future minimum rent received by the Tower on Lake Carolyn will be reduced.
Environmental
The Tower on Lake Carolyn is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Tower on Lake Carolyn’s financial condition and results of operations for the periods presented.

7.	SUBSEQUENT EVENTS
KBS REIT III evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on March 7, 2013.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”) as of September 30, 2012, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2011 and the nine months ended September 30, 2012, and the notes thereto. The consolidated financial statements of KBS REIT III for the year ended December 31, 2011 and the consolidated financial statements as of and for the nine months ended September 30, 2012 have been included in KBS REIT III’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and the notes thereto of Town Center, which has been previously filed on Form 8-K/A with the SEC on May 10, 2012, the statements of revenues over certain operating expenses and the notes thereto of the McEwen Building, which have been previously filed on Form 8-K/A with the SEC on June 6, 2012, the statements of revenues over certain operating expenses and the notes thereto of Gateway Tech Center, which have been previously filed on Form 8-K/A with the SEC on June 27, 2012, and the statements of revenues over certain operating expenses and notes thereto of the Tower on Lake Carolyn, which are included herein.
The unaudited pro forma balance sheet as of September 30, 2012 has been prepared to give effect to the acquisition of the Tower on Lake Carolyn as if the acquisition occurred on September 30, 2012. The acquisitions of Town Center, McEwen Building and Gateway Tech Center are included in KBS REIT III’s historical balance sheet as of September 30, 2012.
The unaudited pro forma statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 have been prepared to give effect to the acquisitions of (i) Town Center, acquired on March 27, 2012, (ii) the McEwen Building, acquired on April 30, 2012, (iii) Gateway Tech Center, acquired on May 9, 2012 and (iv) Tower on Lake Carolyn, acquired on December 21, 2012, as if the acquisitions occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of Town Center, the McEwen Building, Gateway Tech Center and the Tower on Lake Carolyn been consummated as of January 1, 2011. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2012
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Tower on Lake Carolyn (b)
Assets
Real estate:
Land	$30,328	$2,056	(c)	$32,384
Building and improvements	206,076	38,869	(c)	244,945
Tenant origination and absorption costs	34,814	5,710	(c)	40,524
Total real estate, cost	271,218	46,635		317,853
Less accumulated depreciation and amortization	(10,027)	—		(10,027)
Total real estate, net	261,191	46,635		307,826
Real estate loan receivable, net	12,666	—		12,666
Cash and cash equivalents	46,979	(45,500)		1,479
Rents and other receivables, net	2,524	—		2,524
Above-market leases, net	614	317	(c)	931
Deferred financing costs, prepaid expenses and other assets	2,963	—		2,963
Total assets	$326,937	$1,452		$328,389
Liabilities and stockholders’ equity
Note payable	$130,600	$—		$130,600
Accounts payable and accrued liabilities	6,342	—		6,342
Due to affiliates	9	—		9
Distributions payable	1,213	—		1,213
Below-market leases, net	3,862	1,452	(c)	5,314
Other liabilities	1,781	—		1,781
Total liabilities	143,807	1,452		145,259
Commitments and contingencies
Redeemable common stock	3,471	—		3,471
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 23,219,649 shares issued and outstanding, and 23,219,649 pro forma shares	232	—		232
Additional paid-in capital	198,699	—		198,699
Cumulative distributions and net losses	(19,272)	—		(19,272)
Total stockholders’ equity	179,659	—		179,659
Total liabilities and stockholders’ equity	$326,937	$1,452		$328,389

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2012

(a)	Historical financial information derived from KBS REIT III’s Quarterly Report on Form 10-Q as of September 30, 2012.

(b)
Represents the acquisition of the Tower on Lake Carolyn. The purchase price (net of closing credits) of the Tower on Lake Carolyn was $45.5 million. This amount was funded from cash available from proceeds, net of offering costs, from KBS REIT III’s initial public offering through the acquisition date and with $20.0 million of proceeds from KBS REIT III's U.S. Bank Portfolio Loan credit facility.

(c)
KBS REIT III determined the cost of tangible assets, identifiable intangibles assets and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments								Pro Forma Total
		Town Center		McEwen Building		Gateway Tech Center		Tower on Lake Carolyn
Revenues:
Rental income	$14,245	$2,734	(b)	$1,416	(b)	$1,486	(b)	$4,331	(b)	$24,212
Tenant reimbursements	3,395	258	(c)	28	(c)	48	(c)	496	(c)	4,225
Interest income from real estate loan receivable	643	—		—		—		—		643
Other operating income	74	9	(d)	—		—		160	(d)	243
Total revenues	18,357	3,001		1,444		1,534		4,987		29,323
Expenses:
Operating, maintenance, and management	4,007	667	(e)	253	(e)	410	(e)	1,412	(e)	6,749
Real estate taxes and insurance	2,847	425	(f)	155	(f)	136	(f)	1,057	(f)	4,620
Asset management fees to affiliate	1,188	200	(g)	101	(g)	81	(g)	257	(g)	1,827
Real estate acquisition fees to affiliates	1,836	(1,129)	(h)	(403)	(h)	(304)	(h)	—		—
Real estate acquisition fees and expenses	882	(318)	(h)	(357)	(h)	(207)	(h)	—		—
General and administrative expenses	1,579	—		—		—		—		1,579
Depreciation and amortization	9,605	1,197	(i)	656	(i)	572	(i)	1,644	(i)	13,674
Interest expense	2,680	357	(j)	283	(k)	240	(l)	—		3,560
Total expenses	24,624	1,399		688		928		4,370		32,009
Other income:
Other interest income	22	—		—		—		—		22
Net (loss) income	$(6,245)	$1,602		$756		$606		$617		$(2,664)
Net loss per common share, basic and diluted	$(0.36)									$(0.11)
Weighted-average number of common shares outstanding, basic and diluted	17,243,961									23,219,649	(m)

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012

(a)	Historical financial information derived from KBS REIT III’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2012.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the nine months ended September 30, 2012. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2011. Above-market lease assets and below-market lease liabilities are amortized over the remaining non‑cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2012, based on historical operations of the previous owners.

(d)
Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2012, based on historical operations of the previous owners.

(e)
Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2012, based on historical operations of the previous owners.

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2012, based on historical operations of the previous owners.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2012 that would be due to an affiliate of KBS REIT III had the assets been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III’s affiliated advisor equal to one‑twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS REIT III’s affiliated advisor.

(h)	Represents adjustments to eliminate non-recurring acquisition fees and expenses related to the specific real estate investment which are reflected in KBS REIT III’s historical statement of operations.

(i)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2012. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(j)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on a $60.3 million mortgage loan used to finance Town Center (the “Town Center Mortgage Loan”). The Town Center Mortgage Loan bears interest at a variable rate of 225 basis points over one-month LIBOR and matures on March 27, 2013.

(k)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on a $26.0 million portion of the U.S. Bank Portfolio Loan, which bears interest at a variable rate of 300 basis points over one-month LIBOR and matures on May 1, 2014. On January 29, 2013, the maturity date was extended to February 1, 2016.

(l)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on a $19.3 million portion of the U.S. Bank Portfolio Loan, which bears initial interest at a variable rate of 300 basis points over one-month LIBOR and matures on May 1, 2014. On January 29, 2013, the maturity date was extended to February 1, 2016.

(m)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS REIT III’s initial public offering used to complete the acquisitions were raised as of January 1, 2011 and KBS REIT III received a gross offering price of $10.00 per share.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments								Pro Forma Total
		Town Center		McEwen Building		Gateway Tech Center		Tower on Lake Carolyn
Revenues:
Rental income	$1,426	$10,846	(b)	$3,148	(b)	$3,869	(b)	$5,805	(b)	$25,094
Tenant reimbursements	691	1,086	(c)	28	(c)	109	(c)	571	(c)	2,485
Interest income from real estate loan receivable	395	—		—		—		—		395
Other operating income	—	691	(d)	—		—		303	(d)	994
Total revenues	2,512	12,623		3,176		3,978		6,679		28,968
Expenses:
Operating, maintenance, and management	421	2,946	(e)	737	(e)	1,112	(e)	2,121	(e)	7,337
Real estate taxes and insurance	314	1,821	(f)	464	(f)	384	(f)	1,409	(f)	4,392
Asset management fees to affiliate	178	846	(g)	303	(g)	228	(g)	343	(g)	1,898
Real estate acquisition fees to affiliates	836	—		—		—		—		836
Real estate acquisition fees and expenses	432	—		—		—		—		432
General and administrative expenses	1,386	—		—		—		—		1,386
Depreciation and amortization	1,100	5,347	(h)	1,541	(h)	1,218	(h)	1,784	(h)	10,990
Interest expense	300	1,811	(i)	1,097	(j)	670	(k)	—		3,878
Total expenses	4,967	12,771		4,142		3,612		5,657		31,149
Other income:
Other interest income	15	—		—		—		—		15
Net (loss) income	$(2,440)	$(148)		$(966)		$366		$1,022		$(2,166)
Net loss per common share, basic and diluted	$(0.66)									$(0.12)
Weighted-average number of common shares outstanding, basic and diluted	3,724,745									17,750,503	(l)

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

(a)	Historical financial information derived from KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2011. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2011. Above-market lease assets and below-market lease liabilities are amortized over the remaining non‑cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011, based on historical operations of the previous owners.

(d)
Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011, based on historical operations of the previous owners.

(e)
Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011, based on historical operations of the previous owners.

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011, based on historical operations of the previous owners.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011 that would be due to an affiliate of KBS REIT III had the assets been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III’s affiliated advisor equal to one‑twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS REIT III’s affiliated advisor.

(h)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on a $60.3 million mortgage loan used to finance Town Center (the “Town Center Mortgage Loan”). The Town Center Mortgage Loan bears interest at a variable rate of 225 basis points over one-month LIBOR and matures on March 27, 2013.

(j)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on a $26.0 million portion of the U.S. Bank Portfolio Loan, which bears interest at a variable rate of 300 basis points over one-month LIBOR and matures on May 1, 2014. On January 29, 2013, the maturity date was extended to February 1, 2016.

(k)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on a $19.3 million portion of the U.S. Bank Portfolio Loan, which bears interest at a variable rate of 300 basis points over one-month LIBOR and matures on May 1, 2014. On January 29, 2013, the maturity date was extended to February 1, 2016.

(l)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS REIT III’s initial public offering used to complete the acquisitions were raised as of January 1, 2011 and KBS REIT III received a gross offering price of $10.00 per share.